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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 30, 1996
                                                        ----------------

                    Commission file number           0-13343

                               ILLINI CORPORATION
             (Exact name of registrant as specified in its charter)


               Illinois                              37-1135429
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)


             120 South Chatham Road, Springfield,  Illinois   62704
                    (Address of principal executive offices)

                                 (217) 787-1651
                         (Registrant's telephone number)

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Item 1-4.      Not Applicable

Item 5.        OTHER EVENTS.

               Illini Corporation has received a resignation letter dated October 30, 1996, from Patrick A. Noonan, resigning as an officer and director of Illini Corporation and Illini Bank (the wholly owned subsidiary of Illini Corporation). Patrick A. Noonan served as Director and Vice-Chairman of Illini Corporation and Director and Chairman of Illini Bank.

Item 6.        Not Applicable.

Item 7.        Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ILLINI CORPORATION


Date:   November 14, 1996


                                   BY:



                                   /s/  Burnard K. McHone
                                   ----------------------
                                   Name:     Burnard K. McHone
                                   Title:    President